Exhibit 1.1

                                                                  Execution Copy
                                                                  --------------




                   RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-1



                               ASSET BACKED NOTES



                                  SERIES 1999-1



                             UNDERWRITING AGREEMENT

                             UNDERWRITING AGREEMENT




First Union Capital Markets Corp.
301 South College Street
Charlotte, North Carolina 28202-6001

June 2, 1999

Dear Sirs:

                  Residential Asset Funding Corporation (the "Depositor") proposes, subject to the terms and conditions stated herein and in the attached Underwriting Agreement Standard Provisions, dated June 2, 1999 (the "Standard Provisions"), between the Depositor and First Union Capital Markets Corp., ("First Union") to issue and sell to you (the "Underwriter") the Securities specified in Schedule I hereto (the "Offered Securities") in the amounts set forth in Schedule I hereto. The Depositor agrees that each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement. Each reference to the "Representative" herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Prospectus Supplement and the accompanying Prospectus relating to the Offered Securities (together, the "Prospectus") are incorporated by reference herein.


                  Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Depositor agrees to cause the Issuer to issue and sell to the Underwriter, and each Underwriter agrees to purchase from the Depositor, at the time and place and at the purchase price to the Underwriter and in the manner set forth in Schedule I hereto, the original principal balance of the Offered Securities.


                  [Remainder of Page Intentionally Left Blank]

                 If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between the Underwriter and the Depositor.


                                      Yours truly,

                                      RESIDENTIAL ASSET FUNDING CORPORATION


                                      By:  /s/ Shanker Merchant
                                           ---------------------------------
                                           Name:  Shanker Merchant
                                           Title: Senior Vice President

Accepted as of the date hereof:


FIRST UNION CAPITAL MARKETS CORP.



By:    /s/ Carolyn Eskridge
       --------------------------------
       Name:   Carolyn Eskridge
       Title:  Senior Vice President







                   [Signature Page to Underwriting Agreement]

                                                                                                SCHEDULE I

Issuer:                                              RBMG Funding Co. Mortgage Loan Trust 1999-1

Title of Offered Securities:                         RBMG Funding Co.  Mortgage Loan Trust 1999-1,  Asset Backed Notes,
                                                     Series 1999-1, Class A-1 and Class A-2

Terms of Offered Securities:                         The Offered Securities shall have the terms set forth in the
                                                     Prospectus and shall conform in all material respects to the descriptions thereof contained therein, and shall be issued pursuant to an Indenture to be dated as of June 1, 1999 among the Issuer and
                                                     Bank of New York, as indenture trustee.

Purchase Commitment:                                 First Union Capital Markets Corp.: $ 125,030,000

Purchase Price:                                      The purchase price for the Offered Securities shall be 100.00% of the aggregate principal balance of the Class A-1 Notes and the Class A-2
                                                     Notes, as of the Closing Date.

Specified funds for payment of
Purchase Price:                                      Federal Funds (immediately available funds).

Required Ratings:                                    Aaa by Moody's Investors Service, Inc.

                                                     AAA by Standard & Poor's Ratings Services

Closing Date:                                        On or about June 7, 1999 at 10:00 A.M. eastern standard time or at such other time as the Depositor and the Underwriter shall agree.

Closing Location:                                    Offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New
                                                     York, New York 10019.

Representative:                                      Designated Representative: First Union Capital Markets Corp.

Address for Notices, etc.:                           First Union Capital Markets Corp.
                                                     One First Union Center
                                                     301 South College Street
                                                     Charlotte, North Carolina 28202-6001

                                                     Attn:  Evan Peverley

                  STANDARD PROVISIONS TO UNDERWRITING AGREEMENT
                                  June 2, 1999

                  From time to time, Residential Asset Funding Corporation, a North Carolina corporation (the "Depositor") may enter into one or more underwriting agreements (each, an "Underwriting Agreement") that provide for the sale of designated securities to the several underwriters named therein (such underwriters constituting the "Underwriter" with respect to such Underwriting Agreement and the securities specified therein). The several underwriters named in an Underwriting Agreement will be represented by one or more representatives as named in such Underwriting Agreement (collectively, the "Representative"). The term "Representative" also refers to a single firm acting as sole representative of the Underwriter and to Underwriter who act without any firm being designated as their representative. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any Underwriting Agreement. This Agreement shall not be construed as an obligation of the Depositor to sell any securities or as an obligation of any of the Underwriter to purchase such securities. The obligation of the Depositor to sell any securities and the obligation of any of the Underwriter to purchase any of the securities shall be evidenced by the Underwriting Agreement with respect to the securities specified therein. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of the communications transmitted. The obligations of the underwriters under this Agreement and each Underwriting Agreement shall be several and not joint. Unless otherwise defined herein, the terms defined in the Underwriting Agreement are used herein as defined in the Prospectus referred to below.

                  SECTION 1. THE OFFERED SECURITIES. The Depositor proposes to cause the Issuer to sell, pursuant to the Underwriting Agreement to the Underwriter or Underwriters named therein, asset backed notes (the "Securities") representing obligations of the Issuer, which obligations are secured by a pledge of mortgage loans (the "Mortgage Loans") and certain related property. The Securities will be issued pursuant to an indenture (the "Indenture") dated as of June 1, 1999 by and between the Issuer and Bank of New York, a New York banking corporation., as indenture trustee (the "Indenture Trustee"). The underlying loans were originated or acquired by Resource Mortgage Bancshares Group, Inc. ("RBMG"). RBMG has conveyed its interest in the Mortgage Loans to RBMG Asset Management Company, Inc. (the "Company"). The Company has conveyed its interest in the Mortgage Loans to RBMG Funding Co., a special purpose corporation and a wholly-owned subsidiary of the Company, ("Funding Co.") Funding Co., in turn, will convey the Mortgage Loans to the Depositor which will in turn convey the Mortgage Loans to the Issuer. The Mortgage Loans are to be serviced pursuant to a Servicing Agreement dated as of June 1, 1999 by and among the Issuer, RBMG, as servicer (in such capacity, the "Servicer")and the Indenture Trustee and a Sub-Servicing Agreement dated as of June 1, 1999 by and among the Servicer and the Sub-Servicer.


                  The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the Indenture identified in such Underwriting Agreement. The Securities which are the subject of any particular Underwriting Agreement into which this Agreement is incorporated are herein referred to as the "Offered Securities."

                  The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-64775), including a prospectus relating to the Securities under the Securities Act of 1933, as amended (the "1933 Act"). The term "Registration Statement" means such registration statement as amended to the date of the Underwriting Agreement. The term "Base Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Base Prospectus together with the prospectus supplement specifically relating to the Offered Securities, as first filed with the Commission pursuant to Rule 424. The term "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities together with the Base Prospectus.

                  SECTION 2. OFFERING BY THE UNDERWRITER. Upon the execution of the Underwriting Agreement to any Offered Securities and the authorization by the Representative of the release of such Offered Securities, the several Underwriter propose to offer for sale to the public the Offered Securities at the prices and upon the terms set forth in the Prospectus.

                  SECTION 3. PURCHASE, SALE AND DELIVERY OF THE OFFERED SECURITIES. Unless otherwise specified in the Underwriting Agreement, payment for the Offered Securities shall be made by certified or official bank check or checks payable to the order of the Depositor in immediately available or next day funds, at the time and place set forth in the Underwriting Agreement, upon delivery to the Representative for the respective accounts of the several Underwriter of the Offered Securities registered in definitive form and in such names and in such denominations as the Representative shall request in writing not less than five full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Offered Securities are herein referred to as the "Closing Date".

                  SECTION 4. CONDITIONS OF THE UNDERWRITER' OBLIGATIONS. The respective obligations of the several Underwriter pursuant to the Underwriting Agreement shall be subject, in the discretion of the Representative, to the accuracy in all material respects of the representations and warranties of the Depositor contained herein as of the date of the Underwriting Agreement and as of the Closing Date as if made on and as of the Closing Date, to the accuracy in all material respects of the statements of the officers of the Depositor and the Servicer made in any certificates pursuant to the provisions hereof and of the Underwriting Agreement, to the performance by the Depositor of its covenants and agreements contained herein and to the following additional conditions precedent:

                  (a) All actions required to be taken and all filings required to be made by or on behalf of the Depositor under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act") prior to the sale of the Offered Securities shall have been duly taken or made.

                  (b) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect; (ii) no proceedings for such purpose shall be pending before or threatened by the Commission, or by any authority administering any state securities or "Blue Sky" laws; (iii) any requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction; (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus except as otherwise stated therein, there shall have been no material adverse change in the condition, financial or otherwise, earnings,

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

affairs, regulatory situation or business prospects of the Depositor; (v) there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or threatened, affecting the Depositor or the transactions contemplated by the Underwriting Agreement; (vi) the Depositor is not in violation of its charter or its by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violations or defaults separately or in the aggregate would have a material adverse effect on the Depositor; and (vii) the Representative shall have received, on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Depositor, to the foregoing effect.

                  (c) Subsequent to the execution of the Underwriting Agreement, there shall not have occurred any of the following: (i) if at or prior to the Closing Date, trading in securities on the New York Stock Exchange shall have been suspended or any material limitation in trading in securities generally shall have been established on such exchange, or a banking moratorium shall have been declared by New York or United States authorities; (ii) if at or prior to the Closing Date, there shall have been an outbreak or escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States which results in the declaration of a national emergency or war, and, in the reasonable opinion of the Representative, makes it impracticable or inadvisable to offer or sell the Offered Securities; or (iii) if at or prior to the Closing Date, a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities.

                  (d) The Representative shall have received, on the Closing Date, a certificate dated the Closing Date and signed by an executive officer of the Depositor to the effect that attached thereto is a true and correct copy of the letter from each nationally recognized statistical rating organization (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act) that rated the Offered Securities and confirming that, unless otherwise specified in the Underwriting Agreement, the Offered Securities have been rated in the highest rating categories by each such organization and that each such rating has not been rescinded since the date of the applicable letter substantially to the effect set forth in Exhibit E hereto.

                  (e) The Representative shall have received, on the Closing Date, an opinion of Dewey Ballantine LLP, special counsel for the Depositor, dated the Closing Date, in form and substance satisfactory to the Representative and containing opinions substantially to the effect set forth in Exhibit A hereto.

                  (f) The Representative shall have received, on the Closing Date, an opinion of Graham & James LLP, counsel for RBMG, the Company and Funding Co., dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriter and containing opinions substantially to the effect set forth in Exhibits B-1, B-2 and B-3 hereto.

                  (g) The Representative shall have received, on the Closing Date, an opinion of counsel for the Indenture Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriter and containing opinions substantially to the effect set forth in Exhibit C hereto.

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

                  (h) The Representative shall have received, on the Closing Date, an opinion of Dewey Ballantine LLP, counsel for the Underwriter, dated the Closing Date, with respect to the incorporation of the Depositor, the validity of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably require, and the Depositor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (i) The Representative shall have received, on the Closing Date, such other opinions of Counsel in form and substance satisfactory to the Representative and counsel to the Underwriter as the Representative shall request.

                  (j) The Representative shall have received, on or prior to the date of first use of each of the preliminary prospectus supplement and the prospectus supplement relating to the Offered Securities, and on the Closing Date if requested by the Representative, letters of independent accountants of the Depositor in the form and reflecting the performance of the procedures previously requested by the Representative.

                  (k) The Depositor shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of an executive officer of the Depositor satisfactory to the Representative as to the accuracy of the representations and warranties of the Depositor herein at and as of such Closing Date as if made as of such date, as to the performance by the Depositor of all of its obligations hereunder to be performed at or prior to such Closing Date, and as to such other matters as the Representative may reasonably request;

                  (l) The Servicer shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of officers of the Servicer in form and substance reasonably satisfactory to the Representative;

                  (m) The Sub-Servicer shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of officers of the Sub-Servicer in form and substance reasonably satisfactory to the Representative;

                  (n) The Note Guaranty Insurance Policy (the "Note Insurance Policy") shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus Supplement.

                  (o) The Representative shall have received, on the Closing Date, an opinion of counsel to MBIA Insurance Corporation. (the "Note Insurer"), dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriter and containing opinions substantially to the effect set forth in Exhibit D hereto.

                  (p) On or prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the
Note Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

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

                  (q) There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since September 31, 1997 of the Note Insurer, that is in the Representative's judgment material and adverse and that makes it in the Representative's judgment impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                  (r) The Representative shall have received, on the Closing Date, a certificate dated the Closing Date and signed by the President, a senior vice president or a vice president of the Note Insurer to the effect that the signer of such certificate has carefully examined the Note Insurance Policy, the Insurance Agreement dated the Closing Date (the "Insurance Agreement") among the
Note Insurer, the Issuer, the Servicer, the Depositor and the Indenture Trustee and the related documents and that, to the best of his or her knowledge based on reasonable investigation:

                  (i) there are no actions, suits or proceedings pending or threatened against or affecting the Note Insurer which, if adversely determined, individually or in the aggregate, would adversely affect the Note Insurer's performance under the Note Insurance Policy or the Insurance Agreement;

                  (ii) each person who, as an officer or representative of the
                  Note Insurer, signed or signs the Note Insurance Policy, the Insurance Agreement or any other document delivered pursuant hereto, on the date thereof, or on the Closing Date, in connection with the transactions described in this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures;

                  (iii) the information contained in the Prospectus under the caption "THE INSURANCE POLICY AND THE NOTE INSURER" is true and correct in all material respects and does not omit to state a material fact with respect to the description of the
                  Note Insurance Policy or the ability of the Note Insurer to meet its payment obligations under the Note Insurance Policy;

                  (iv) the tables regarding the Note Insurer's capitalization set forth under the heading " THE INSURANCE POLICY AND THE
                  NOTE INSURER" present fairly the capitalization of the Note Insurer as of March 31, 1999;

                  (v) on or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (i) any intended or potential downgrading or (ii) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded the claims paying ability of the Note Insurer by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act;

                  (vi) the audited balance sheet of the Note Insurer as of December 31, 1998 and the related statement of income and retained earnings for the fiscal year then ended, and the accompanying footnotes, together with an opinion thereon of PricewaterhouseCoopers L.L.P., independent certified public accountants, copies of which are incorporated by reference in the Prospectus, fairly present in all material respects the financial condition of the Note Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied.

                  (vii) to the best knowledge of such officer, since December 31, 1997 no material adverse change has occurred in the financial position of the Note Insurer other than as set forth in the Prospectus.


                  The officer of the Note Insurer certifying to items (v)-(vii) shall be an officer in charge of a principal financial function. The Note Insurer shall attach to such certificate a true and correct copy of its certificate or articles of incorporation, as appropriate, and its bylaws, all of which are in full force and effect on the date of such certificate.

                  (s) The Representative shall have been furnished such further information, certificates, documents and opinions as the Representative may reasonably request.

                  SECTION 5. COVENANTS OF THE DEPOSITOR. In further consideration of the agreements of the Underwriter contained in the Underwriting Agreement, the Depositor covenants as follows:

                  (a) To furnish the Representative, without charge, copies of the Registration Statement and any amendments thereto including exhibits and as many copies of the Prospectus and any supplements and amendments thereto as the Representative may from time to time reasonably request.

                  (b) Immediately following the execution of the Underwriting Agreement, the Depositor will prepare a prospectus supplement setting forth the principal amount, notional amount or stated amount, as applicable, of Offered Securities covered thereby, the price at which the Offered Securities are to be purchased by the Underwriter from the Depositor, either the initial public offering price or prices or the method by which the price or prices at which the Offered Securities are to be sold will be determined, the selling concessions and reallowances, if any, any delayed delivery arrangements, and such other information as the Representative and the Depositor deem appropriate in connection with the offering of the Offered Securities, but the Depositor will not file any amendment to the Registration Statement or any supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy a reasonable time prior to the proposed filing or to which the Representative shall have reasonably objected. The Depositor will use its best efforts to cause any amendment to the Registration Statement to become effective as promptly as possible. During the time when a Prospectus is required to be delivered under the 1933 Act, the Depositor will comply so far as it is able with all requirements imposed upon it by the 1933 Act and the rules and regulations thereunder to the extent necessary to permit the continuance of sales or of dealings in the Offered Securities in accordance with the provisions hereof and of the Prospectus, and the Depositor will prepare and file with the Commission, promptly upon request by the Representative, any amendments to the Registration Statement or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriter, and will use its best efforts to cause the same to become effective as promptly as possible. The Depositor will advise the

Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed. The Depositor will advise the Representative, promptly after it receives notice or obtains knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or the Prospectus, or the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose, or of any request made by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information, and the Depositor will use its best efforts to prevent the issuance of any such stop order or any order suspending any such qualification, and if any such order is issued, to obtain the lifting thereof as promptly as possible.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary for any other reason to amend or supplement the Prospectus to comply with the 1933 Act, to promptly notify the Representative thereof and upon their request to prepare and file with the Commission, at the Depositor's own expense, an amendment or supplement which will correct such statement or omission or any amendment which will effect such compliance.

                  (d) During the period when a prospectus is required by law to be delivered in connection with the sale of the Offered Securities pursuant to the Underwriting Agreement, the Depositor will file, on a timely and complete basis, all documents that are required to be filed by the Depositor with the Commission pursuant to Sections 13, 14, or 15(d) of the 1934 Act.

                  (e) To qualify the Offered Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representative shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Representative may designate provided that in connection therewith the Depositor shall not be required to qualify to do business or to file a general consent to service of process in any jurisdiction.

                  (f) To make generally available to the Depositor's security holders, as soon as practicable, but in any event not later than eighteen months after the date on which the filing of the Prospectus, as amended or supplemented, pursuant to Rule 424 under the 1933 Act first occurs, an earnings statement of the Depositor covering a twelve-month period beginning after the date of the Underwriting Agreement, which shall satisfy the provisions of
Section 11(a) of the 1933 Act and the applicable rules and regulations of the Commission thereunder (including, at the option of the Depositor, Rule 158).

                  (g) For so long as any of the Offered Securities remain outstanding, to furnish to the Representative upon request in writing copies of such financial statements and other periodic and special reports as the Depositor may from time to time distribute generally to its creditors or the holders of the Offered Securities and to furnish to the Representative copies of each annual or other report the Depositor shall be required to file with the Commission.

                  (h) For so long as any of the Offered Securities remain outstanding, the Depositor will, or will cause the Servicer to, furnish to the Representative, as soon as available, a copy of (i) the annual statement of compliance delivered by the Servicer to the Indenture Trustee under the Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Indenture Trustee pursuant to the Servicing Agreement,
(iii) each report regarding the Offered Securities mailed to the holders of such Securities, and (iv) from time to time, such other information concerning such Securities as the Representative may reasonably request.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor represents and warrants to, and agrees with, each Underwriter, as of the date of the Underwriting Agreement, as follows:

                  (a) The Registration Statement including a prospectus relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the 1933 Act has been filed with the Commission and such Registration Statement, as amended to the date of the Underwriting Agreement, has become effective. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. A prospectus supplement specifically relating to the Offered Securities will be filed with the Commission pursuant to Rule 424 under the 1933 Act; provided, however, that a supplement to the Prospectus prepared pursuant to Section 5(b) hereof shall be deemed to have supplemented the Base Prospectus only with respect to the Offered Securities to which it relates. The conditions to the use of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions on Form S-3, and the conditions of Rule 415 under the 1933 Act, have been satisfied with respect to the Depositor and the Registration Statement. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the rules and regulations thereunder that have not been so filed.

                  (b) On the effective date of the Registration Statement, the Registration Statement and the Base Prospectus conformed in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the date of the Underwriting Agreement and as of the Closing Date, the Registration Statement and the Prospectus conform, and as amended or supplemented, if applicable, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and on the date of the Underwriting Agreement and as of the Closing Date, neither of such documents, any Computational Materials nor any ABS Term Sheets includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and neither of such documents as amended or supplemented, if applicable, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to statements or omissions in any of such documents based upon written information furnished to the Depositor by any Underwriter specifically for use therein. "Computational Materials" shall mean those materials

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

delivered within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I. Kidder, Peabody & Co., Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association for which the filing of such material is a condition of the relief granted in such letters. "ABS Term Sheet" shall mean those materials delivered in the form of "Structural Term Sheets" or "Collateral Term Sheets", in each case within the meaning of the no-action letter dated February 13, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association for which the filing of such material is a condition of the relief granted in such letter.

                   (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor, whether or not arising in the ordinary course of the business of the Depositor.

                   (d) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of North Carolina.

                   (e) The Depositor has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform this Agreement, the Underwriting Agreement, the Deposit Trust Agreement, Loan Sale Agreement and the Loan Transfer Agreement, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriter of the Offered Securities; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and, except as set forth or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Depositor, threatened that would result in a material modification, suspension or revocation thereof.

                   (f) The Offered Securities have been duly authorized, and when the Offered Securities are issued and delivered pursuant to the Underwriting Agreement, the Offered Securities will have been duly executed, issued and delivered and will be entitled to the benefits provided by the Indenture, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will conform in substance to the description thereof contained in the Registration Statement and the Prospectus, and will in all material respects be in the form contemplated by the Indenture.

                   (g) The execution and delivery by the Depositor of this Agreement, the Underwriting Agreement, the Deposit Trust Agreement, dated as of June 1, 1999, among the Depositor, the Owner Trustee and Bank of New York, as trust paying agent (the "Deposit Trust Agreement"), Loan Sale Agreement, dated as of June 1, 1999, between Funding Co. and the

Depositor (the "Loan Sale Agreement) and the Loan Transfer Agreement, dated as of June 1, 1999, between the Depositor and the Issuer (the "Loan Transfer Agreement) (collectively, the "Depositor Agreements") are within the corporate power of the Depositor and neither the execution and delivery by the Depositor of the Depositor Agreements, nor the consummation by the Depositor of the transactions therein contemplated, nor the compliance by the Depositor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter or the by-laws of the Depositor or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriter.

                   (h) The Underwriting Agreement has been, and at the Closing Date the Deposit Trust Agreement, the Loan Sale Agreement and the Loan Transfer Agreement will have been, duly authorized, executed and delivered by the Depositor.

                   (i) At the Closing Date, each of the Depositor Agreements will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                   (j) No filing or registration with, notice to, or consent, approval, non-disapproval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by the Depositor Agreements, except such as have been obtained and except such as may be required under the 1933 Act, the rules and regulations thereunder, or state securities or "Blue Sky" laws, in connection with the purchase and distribution of the Offered Securities by the Underwriter.

                   (k) The Depositor owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Depositor.

                   (l) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Depositor is a party or of which any property of the Depositor is the subject which, if determined adversely to the Depositor would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of the Depositor and, to the best of the Depositor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                   (m) Each of the Offered Securities will, when issued, be a "mortgage related security" as such term is defined in Section 3(a)(41) of the 1934 Act.

                   (n) At the time of execution and delivery of the Loan Transfer Agreement, the Depositor will have good and marketable title to the Initial Mortgage Loans, being transferred to the Issuer pursuant to the Loan Transfer Agreement, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest claiming through the Depositor (collectively, "Liens"), and will not have assigned to any person any of its right, title or interest in such Initial Mortgage Loans, or in such Loan Transfer Agreement, the Depositor will have the power and authority to transfer such Initial Mortgage Loans, to the Issuer and to cause the Issuer to transfer the Offered Securities to each of the Underwriter, and upon execution and delivery to the Issuer of the Loan Transfer Agreement and delivery to each of the Underwriter of the Offered Securities, the Issuer will have good and marketable title to the Initial Mortgage Loans, and each of the Underwriter will have good and marketable title to the Offered Securities, in each case free and clear of any Liens claiming through the Depositor.

                   (o) The Indenture has been duty qualified under the Trust Indenture Act of 1939, as amended, and the Issuer is not required to be registered under the Investment Company Act of 1940, as amended.

                   (p) Any taxes, fees and other governmental charges in connection with the execution and delivery of the Depositor Agreements, and issuance of the Offered Securities have been or will be paid at or prior to the Closing Date.

                   SECTION 7. INDEMNIFICATION AND CONTRIBUTION. (a) The Depositor agrees to indemnify and hold harmless each Underwriter (including First Union Capital Markets Corp., acting in its capacity as Representative and as one of the Underwriters), and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Computational Materials, any ABS Term Sheets, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with (1) written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein or (2) information regarding the RBMG or the Mortgage Loans, except to the extent that the Depositor has been indemnified by RBMG or (3) information supplied by the Note Insurer. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

                   (b) Each Underwriter will indemnify and hold harmless the Depositor, each of the Depositor's directors, each of the Depositor's officers who signed the Registration Statement and each person, if any, who controls the Depositor, within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Depositor, or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Computational Materials, any ABS Term Sheets or any amendment or supplement thereto, or any other prospectus relating to the Offered Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statements or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Depositor acknowledges that the statements set forth under the caption "UNDERWRITING" in the Prospectus Supplement constitute the only information furnished to the Depositor by or on behalf of any Underwriter for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, and each of the several Underwriter represents and warrants that such statements are correct as to it.

                   (c) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 7 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand, and the Underwriter on the other, from the offering of the Offered Securities (taking into account the portion of the proceeds of the offering realized by each), the Depositor's and the Underwriter' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Depositor and the Underwriter agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriter were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total underwriting fee of the Offered Securities purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriter's obligation to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the 1933 Act, shall have the same rights to contribution as the Depositor.

                   (d) The parties hereto agree that the first sentence of
Section 6 of the Indemnification Agreement (the "Indemnification Agreement") dated as of the Closing Date among the Note Insurer, Resource Mortgage Bancshares Group, Inc., and First Union Capital Markets Corp., shall not be construed as limiting the Depositor's right to enforce its rights under Section 7 of this Agreement. The parties further agree that, as between the parties hereto, to the extent that the provisions of Section 6 of the Indemnification Agreement conflict with Section 7 hereof, the provisions of Section 7 hereof shall govern.

                   SECTION 8. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Depositor, its officers and the several Underwriter set forth in, or made pursuant to, the Underwriting Agreement shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of any Underwriter, the Depositor, or any of the officers or directors or any controlling person of any of the foregoing, and shall survive the delivery of and payment for the Offered Securities.

                   SECTION 9. TERMINATION. (a) The Underwriting Agreement may be terminated by the Depositor by notice to the Representative in the event that a stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings for that purpose shall have been instituted or threatened.

                   (b) The Underwriting Agreement may be terminated by the Representative by notice to the Depositor in the event that the Depositor shall have failed, refused or been unable to perform all obligations and satisfy all conditions to be performed or satisfied hereunder by the Depositor at or prior to the Closing Date.

                   (c) Termination of the Underwriting Agreement pursuant to this Section 9 shall be without liability of any party to any other party other than as provided in Sections 7 and 11 hereof.

                   SECTION 10. DEFAULT OF UNDERWRITER. If any Underwriter or Underwriter defaults or default in their obligation to purchase Offered Securities which it or they have agreed to purchase under the Underwriting Agreement and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriter agreed but failed to purchase is ten percent or less of the aggregate principal amount, notional amount or stated amount, as applicable, of the Offered Securities to be sold under the Underwriting Agreement, as the case may be, the other Underwriter shall be obligated severally in proportion to their respective commitments under the Underwriting Agreement to purchase the Offered Securities which such defaulting Underwriter or Underwriter agreed but failed to purchase. If any Underwriter or Underwriter so defaults or default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occurs or occur is more than ten percent of the aggregate principal amount, notional amount or stated amount, as applicable, of Offered Securities to be sold under the Underwriting Agreement, as the case may be, and arrangements satisfactory to the Representative and the Depositor for the purchase of such Offered Securities by other persons (who may include one or more of the non-defaulting Underwriter including the Representative) are not made within 36 hours after any such default, the Underwriting Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Depositor except for the expenses to be paid or reimbursed by the Depositor pursuant to Section 11 hereof. As used in the Underwriting Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

                   SECTION 11. EXPENSES. The Depositor agrees with the several Underwriter that:

                   (a) whether or not the transactions contemplated in the Underwriting Agreement are consummated or the Underwriting Agreement is terminated, the Depositor will pay all fees and expenses incident to the performance of its obligations under the Underwriting Agreement, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing and distributing the Underwriting Agreement and any related underwriting documents, the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendments or supplements to the Registration Statement or the Prospectus, and any Blue Sky memorandum or legal investment survey and any supplements thereto, (iii) fees and expenses of rating agencies, accountants and counsel for the Depositor, (iv) the expenses referred to in Section 5(e) hereof, and (v) all miscellaneous expenses referred to in Item 30 of the Registration Statement;

                   (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, reasonably incurred by the Underwriter in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement will be borne and paid by the Depositor if the Underwriting Agreement is terminated by the Depositor pursuant to Section 9(a) hereof or by the Representative on account of the failure, refusal or inability on the part of the Depositor to perform all obligations and satisfy all conditions on the part of the Depositor to be performed or satisfied hereunder; and

                   (c) the Depositor will pay the cost of preparing the certificates for the Offered Securities.


                  Except as otherwise provided in this Section 11, the Underwriter agree to pay all of their expenses in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement, including the fees and expenses of their counsel and any advertising expenses incurred by them in making offers and sales of the Offered Securities.

                   SECTION 12. NOTICES. All communications under the Underwriting Agreement shall be in writing and, if sent to the Underwriter, shall be mailed, delivered or telegraphed and confirmed to the Representative at the address and to the attention of the person specified in the Underwriting Agreement, and, if sent to the Depositor, shall be mailed, delivered or telegraphed and confirmed to Residential Asset Funding Corporation, One First Union Center, 301 South College Street, Charlotte, North Carolina 28202-6001,
Attention: Managing Director - Asset Finance Group; provided, however, that any notice to any Underwriter pursuant to the Underwriting Agreement shall be mailed, delivered or telegraphed and confirmed to such Underwriter at the address furnished by it.

                   SECTION 13. REPRESENTATIVE OF UNDERWRITER. Any Representative identified in the Underwriting Agreement will act for the Underwriter of the Offered Securities and any action taken by the Representative under the Underwriting Agreement will be binding upon all of such Underwriter.

                   SECTION 14. SUCCESSORS. The Underwriting Agreement shall inure to the benefit of and shall be binding upon the several Underwriter and the Depositor and their respective successors and legal representatives, and nothing expressed or mentioned herein or in the Underwriting Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of the Underwriting Agreement, or any provisions herein contained, the Underwriting Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the representations and warranties of the Depositor contained herein or in the Underwriting Agreement shall also be for the benefit of any person or persons who controls or control any Underwriter within the meaning of Section 15 of the 1933 Act, and (ii) the indemnities by the several Underwriter shall also be for the benefit of the directors of the Depositor, the officers of the Depositor who have signed the Registration Statement and any person or persons who control the Depositor within the meaning of Section 15 of the 1933 Act. No purchaser of the Offered Securities from any Underwriter shall be deemed a successor because of such purchase. This Agreement and each Underwriting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   SECTION 15. TIME OF THE ESSENCE. Time shall be of the essence of each Underwriting Agreement.

                   SECTION 16. GOVERNING LAW. This Agreement and each Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                         [Signature Page Follows]

                  If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof.


                                         Yours truly,

                                         RESIDENTIAL ASSET FUNDING CORPORATION



                                         By: /s/  Shanker Merchant
                                             ----------------------------------
                                             Name:    Shanker Merchant
                                             Title:   Senior Vice President




Accepted as of the date hereof:

FIRST UNION CAPITAL MARKETS CORP.,



By:  /s/   Carolyn Eskridge
    ----------------------------------------
    Name:  Carolyn Eskridge
    Title:    Senior Vice President










         [Signature Page to Underwriting Agreement Standard Provisions]

                                                                       Exhibit A



                        Opinions of Dewey Ballantine LLP,
                        special counsel for the Depositor


                  (1) Each of the Depositor Documents constitutes the valid, legal and binding agreement of the Depositor, and is enforceable against the Depositor in accordance with its terms.


                  (2) The Notes, assuming the due execution by the Indenture Trustee and due authentication by the Indenture Trustee and payment therefor pursuant to the Underwriting Agreement, are validly issued and outstanding and are entitled to the benefits of the Indenture.


                  (3) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of New York for the execution, delivery and performance of the Documents or the offer, issuance, sale or delivery of the Notes or the consummation of any other transaction contemplated thereby by the Depositor, except such which have been obtained.


                  (4) The Registration Statement and the Prospectus (other than the financial and statistical data included therein, as to which we are not called upon to express any opinion), at the time the Registration Statement became effective, as of the date of execution of the Underwriting Agreement and as of the date hereof comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder, and the Exchange Act and the rules and regulations thereunder, and we do not know of any amendment to the Registration Statement required to be filed, or of any contracts, indentures or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus, which has not been filed or described as required.


                  (5) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended and the Issuer is not required to be registered under the Investment Company Act of 1940.


                  (6) The statements in the Prospectus Supplement set forth under the caption "DESCRIPTION OF THE NOTES," to the extent such statements purport to summarize certain provisions of the Notes or of the Indenture, are fair and accurate in all material respects.

                                                                     Exhibit B-1



                         Form of Opinions of Counsel to
                    Resource Mortgage Bancshares Group, Inc.

                  (1) Resource Mortgage Bancshares Group, Inc. (the "Company") has been duly organized and is validly existing as a corporation in good standing under the State of Delaware and is duly qualified to transact business in all states in which the conduct of its business requires such qualification.


                  (2) The Company has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Basic Documents (as defined in the Indenture) to which it is a party (collectively referred to herein as the "Company Agreements").


                  (3) The Company Agreements have been duly and validly authorized, executed and delivered by the Company, all requisite corporate action having been taken with respect thereto, and each constitutes the valid, legal and binding agreement of the Company, and are enforceable against the Company in accordance with their respective terms.


                  (4) Neither the transfer of the Mortgage Loans to the RBMG Asset Management Company, Inc., nor the execution, delivery or performance by the Company of the Company Agreements conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under or violates or will violate, (i) any term or provision of the Articles of Incorporation or By-laws of the Company; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Company or any of its subsidiaries is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Company or any of its properties.


                  (5) The endorsement and delivery of each Mortgage Note, and the preparation, delivery and recording of an Assignment of Mortgage with respect to each Mortgage is sufficient fully to transfer to [RBMG Asset Management Company, Inc.] and its assignees all right, title and interest of the Company in the Mortgage Note and Mortgage, as noteholder and mortgagee or assignee thereof.


                  (6) No consent, approval, authorization or order of, registration or qualification of or with or notice to, any courts, governmental agency or body or other tribunal is required under the laws of New York or Delaware, for the execution, delivery and performance of the RBMG Agreements or the consummation of any other transaction contemplated thereby by the Company, except such which have been obtained.


                  (7) There are no legal or governmental suits, proceedings or investigations pending or, to such counsel's knowledge, threatened against the Company before any court, governmental agency or body or other tribunal (A) which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, business prospects, stockholders' equity or results of operations of the Company; (ii) the Company's ability to perform its obligations under, or the validity or enforceability of, the Company Agreements; (iii) any Mortgage Note or Mortgaged Property, or the title of any


                                     B-1-1

Mortgagor to any Mortgaged Property; or (B) which have not otherwise been disclosed in the Registration Statement and to the best of such counsel's knowledge, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others.











                                     B-1-2

                                                                     Exhibit B-2



                             Opinions of Counsel to
                       RBMG Asset Management Company, Inc.

                  (1) RBMG Asset Management Company, Inc. ("the Company") has been duly organized and is validly existing as a corporation in good standing under the State of Nevada duly qualified to transact business in all states in which the conduct of its business requires such qualification.


                  (2) the Company has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Basic Documents (as defined in the Indenture) to which it is a party (collectively referred to herein as the "the Company Agreements").


                  (3) The Company Agreements have been duly and validly authorized, executed and delivered by the Company, all requisite corporate action having been taken with respect thereto, and each constitutes the valid, legal and binding agreement of the Company, and are enforceable against the Company in accordance with their respective terms.


                  (4) Neither the transfer of the Mortgage Loans to Funding Co., nor the execution, delivery or performance by the Company of the Company Agreements conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under or violates or will violate, (i) any term or provision of the Articles of Incorporation or By-laws of the Company; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Company or any of its subsidiaries is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Company or any of its properties.


                  (5) The endorsement and delivery of each Mortgage Note, and the preparation, delivery and recording of an Assignment of Mortgage with respect to each Mortgage is sufficient fully to transfer to the [RBMG Funding Co.] and its assignees all right, title and interest of the Company in the Mortgage Note and Mortgage, as noteholder and mortgagee or assignee thereof.


                  (6) No consent, approval, authorization or order of, registration or qualification of or with or notice to, any courts, governmental agency or body or other tribunal is required under the laws of New York or Nevada, for the execution, delivery and performance of the Company Agreements or the consummation of any other transaction contemplated thereby by the Company, except such which have been obtained.


                  (7) There are no legal or governmental suits, proceedings or investigations pending or, to such counsel's knowledge, threatened against the Company before any court, governmental agency or body or other tribunal (A) which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, business prospects, stockholders' equity or results of operations of the Company; (ii) the Company's ability to perform its obligations under, or the validity or enforceability of, the Company Agreements; (iii) any Mortgage Note or Mortgaged Property, or the title of any Mortgagor to any Mortgaged Property; or (B) which have not otherwise been disclosed in the

                                     B-2-1

Registration Statement and to the best of such counsel's knowledge, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others.










                                     B-2-2

                                                                     Exhibit B-3



                             Opinions of Counsel to
                                RBMG Funding Co.

                  (1) RBMG Funding Co. ("the Company") has been duly organized and is validly existing as a corporation in good standing under the State of Nevada and is duly qualified to transact business in all states in which the conduct of its business requires such qualification.


                  (2) the Company has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Basic Documents (as defined in the Indenture) to which it is a party (collectively referred to herein as the "the Company Agreements").


                  (3) The Company Agreements have been duly and validly authorized, executed and delivered by the Company, all requisite corporate action having been taken with respect thereto, and each constitutes the valid, legal and binding agreement of the Company, and are enforceable against the Company in accordance with their respective terms.


                  (4) Neither the transfer of the Mortgage Loans to the Depositor, nor the execution, delivery or performance by the Company of the Company Agreements conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under or violates or will violate, (i) any term or provision of the Articles of Incorporation or By-laws of the Company; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Company or any of its subsidiaries is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Company or any of its properties.


                  (5) The endorsement and delivery of each Mortgage Note, and the preparation, delivery and recording of an Assignment of Mortgage with respect to each Mortgage is sufficient fully to transfer to the Depositor and its assignees all right, title and interest of the Company in the Mortgage Note and Mortgage, as noteholder and mortgagee or assignee thereof.


                  (6) No consent, approval, authorization or order of, registration or qualification of or with or notice to, any courts, governmental agency or body or other tribunal is required under the laws of New York or Nevada, for the execution, delivery and performance of the Company Agreements or the consummation of any other transaction contemplated thereby by the Company, except such which have been obtained.


                  (7) There are no legal or governmental suits, proceedings or investigations pending or, to such counsel's knowledge, threatened against the Company before any court, governmental agency or body or other tribunal (A) which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, business prospects, stockholders' equity or results of operations of the Company; (ii) the Company's ability to perform its obligations under, or the validity or enforceability of, the Company Agreements; (iii) any Mortgage Note or Mortgaged Property, or the title of any Mortgagor to any Mortgaged Property; or (B) which have not otherwise been disclosed in the Registration Statement and to the best of such counsel's knowledge, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others.


                                     B-3-1

                                                                       Exhibit C



                             Opinions of Counsel to
                              the Indenture Trustee




                  (1) The Indenture Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the power and authority to enter into and to take all actions required of it under the Indenture.


                  (2) The Indenture has been duly authorized, executed and delivered by the Indenture Trustee and the Indenture constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Indenture Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity.


                  (3) No consent, approval, authorization or other action by any governmental agency or body or other tribunal is required on the part of the Indenture Trustee in connection with its execution and delivery of the Indenture or the performance of its obligations thereunder.


                  (4) The Notes have been duly executed, authenticated and delivered by the Indenture Trustee.


                  (5) The execution and delivery of, and performance by the Indenture Trustee of its obligations under, the Indenture do not conflict with or result in a violation of any statute or regulation applicable to the Indenture Trustee, or the charter or bylaws of the Indenture Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Indenture Trustee or the terms of any indenture or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound.

                                                                       Exhibit D



                               Opinions of Counsel
                               to the Note Insurer



                  (1) The Note Insurer is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York. The
Note Insurer is validly licensed and authorized to issue the Note Insurance Policy and perform its obligations under the Note Insurance Policy in accordance with the terms thereof, under the laws of the State of New York.


                  (2) The execution and delivery by the Note Insurer of the Note Insurance Policy, and the Indemnification Agreement are within the corporate power of the Note Insurer and have been authorized by all necessary corporate action on the part of the Note Insurer; the Note Insurance Policy has been duly executed and is the valid and binding obligation of the Note Insurer enforceable in accordance with its terms except that the enforcement of the Note Insurance Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity.


                  (3) The Note Insurer is authorized to deliver the Indemnification Agreement, and the Indemnification Agreement has been duly executed and is the valid and binding obligation of the Note Insurer enforceable in accordance with its terms except that the enforcement thereof may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and by public policy considerations relating to indemnification for securities law violations.


                  (4) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required on the part of the
Note Insurer, the lack of which would adversely affect the validity or enforceability of the Note Insurance Policy; to the extent required by applicable legal requirements that would adversely affect validity or enforceability of the Note Insurance Policy, the form of each Note Insurance Policy has been filed with, and approved by, all governmental authorities having jurisdiction over the Note Insurer in connection with such Note Insurance Policy.


                  (5) To the extent the Note Insurance Policy constitutes a security within the meaning of Section 2(1) of the 1933 Act, it is a security that is exempt from the registration requirements of the Act.


                  (6) The information set forth under the captions "THE INSURANCE POLICY AND THE NOTE INSURER" in the Prospectus insofar as such statements constitute a description of the Note Insurance Policy, accurately summarizes the Note Insurance Policy.


                                      D-1